UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2005

Borden Chemical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 16, 2005, Borden Chemical, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

( c )	Exhibits

Exhibit 99	Press Release dated March 16, 2005 titled “Borden Chemical Reports Results for Fourth Quarter and Fiscal Year 2004.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORDEN CHEMICAL, INC.

Date: March 16, 2005

	By:	/s/ William H. Carter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated March 16, 2005 titled “Borden Chemical Reports Results for Fourth Quarter and Fiscal Year 2004.”